Filed pursuant to Rule 497(c)

Registration Nos. 333-105287

811-21345

NORCAP FUNDS, INC.

PROSPECTUS

NorCap Growth Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

July 15, 2003

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201-0701

1-866-5NORCAP

The NorCap Growth Fund (the “Fund”) is a series of NorCap Funds, Inc. (the “Company”).

The investment objective of the Fund is long-term capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of growth companies with mid- to large-sized market capitalizations.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS_________________________________________________________________________

The NorCap Growth Fund at a Glance…………………………………………………...	1

Fees and Expenses of the Fund…………………………………………………………..	1

Principal Investment Strategy……………………………………………………………	2

Implementation of Principal Investment Strategy………………………………………..	3

Fund Management………………………………………………………………………	3

Prior Performance of Northern…………………………………………………………...	4

Your Account…………………………………………………………………………...	7

Valuation of Fund Shares…………………………………………………………………	9

Tax-Sheltered Retirement Plans………………………………………………………….	9

Dividends, Capital Gain Distributions and Tax Treatment………………………………	9

Privacy Policy…………………………………………………………………………...	10

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page 10 for a description of the Fund’s privacy policy.

THE NORCAP GROWTH FUND AT A GLANCE

Investment Objective.  The Fund’s goal, also referred to as its investment objective, is long-term capital appreciation.

Principal Investment Strategy.  The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of growth companies with mid- to large-sized market capitalizations.  For this purpose, a mid- to large-sized market capitalization company would typically have a market capitalization of $2.5 billion or more.  In constructing a portfolio for the Fund, the Fund’s adviser, Northern Capital Management, LLC (“Northern”), selects securities with the highest expected rates of return based on Northern’s analysis of each company’s competitive position and growth opportunities.  Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks.  Under normal market conditions, the Fund will invest at least 80% of its net assets in these securities.

Principal Risk Factors.  The main risks of investing in the Fund are:

Mid Cap Risks:  Because the Fund will invest in mid-capitalization stocks, which are more volatile than investments in larger companies, you should expect that the value of the Fund’s shares may be more volatile than a fund that invests exclusively in large capitalization companies.

Market Risks:  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Growth Stock Selection Risks:  The overall market indices combine a mixture of growth and value stocks.  Depending on what type companies may be responsible for moving the market, it is possible that the stock prices of the growth companies selected for the Fund may decline or not increase when the stock market in general is rising.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek long-term capital appreciation; and

•

Want to include a mid- to large-cap growth fund in your portfolio.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

NONE(1)

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)(2)

Management Fees

0.80%

Distribution (12b-1) Fees

NONE

Other Expenses (3)

0.75%

Total Annual Fund Operating Expenses (3)

1.55%

=====

Fee Waiver/Reimbursement(4)

  0.75%

Net Expenses

0.80%

======

_____________________

(1)

The Fund will charge a service fee of $25 for checks that do not clear.  If you redeem by wire, you will be charged a $15 fee.  If you hold Fund shares in an IRA account, you will be charged an annual IRA maintenance fee of $15 per IRA account, with a maximum charge of $30.  If you redeem by mail and request overnight delivery of your redemption check, you will be charged the cost of overnight delivery service.

(2)

Stated as a percentage of the Fund’s average daily net assets.

(3)

“Other Expenses” and “Total Annual Fund Operating Expenses” are estimates for the Fund’s first fiscal year ended June 30, 2004.

(4)

Pursuant to an expense cap agreement dated July 15, 2003 between Northern and the Fund, Northern contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.80% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until June 30, 2007, with successive renewal terms of one year unless terminated by Northern or the Fund prior to renewal.  “Other Expenses” are presented before any waivers or reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same each year and that Northern’s fee waiver/expense reimbursement discussed above will continue for a three year period.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year

3 Years

 $82

 $259

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its net assets in the equity securities of growth companies with a market capitalization of $2.5 billion or more at the time of the Fund’s investment.  The Fund will invest at least 80% of its net assets in equity securities.  These securities include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

As the Fund’s adviser, Northern believes that investors will pay more for a company as the company’s earnings growth rate increases and as the likelihood of sustaining the higher earnings growth rate improves.  Northern conducts bottom-up research to identify and select growth companies that have sustainable competitive advantages, as companies with this characteristic typically grow their earnings faster than their peers.  Northern begins the stock selection process by generating an investment universe of 400 companies by screening for companies with a market capitalization greater than $2.5 billion and historical earnings growth greater than the S&P 500 Index.  Northern’s analysts then conduct company specific analysis to evaluate a company’s near-term growth prospects and to determine long-term earnings growth estimates for each company versus the S&P 500 Index.  In addition, Northern’s analysts evaluate and rank each company’s competitive position within its industry to determine which companies are likely to sustain their earnings growth rates longer-term.  Northern uses these two measures – the relative earnings growth estimate and the competitive advantage ranking – to develop target prices and expected returns for each stock.  The stocks are then ranked by their expected return and portfolio managers construct the Fund’s portfolio from the 40-60 most attractive stocks based on expected return, subject to diversification constraints.  Stocks are generally held for 12 months.  Stocks are sold for any of the following reasons:  successful realization of price target; re-evaluation of investment thesis; or identification of more attractive purchase candidates.  Northern’s portfolio managers meet daily to discuss the portfolio and to determine which securities will be sold based on one or more of these reasons.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY

Common Stocks and Other Equity Securities.  The Fund will invest at least 80% of its net assets in common stocks and other equity securities.  Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

Principal Risk:  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Temporary Investments.  The Fund intends to be fully invested at all times and, accordingly, will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 20% of the Fund’s net assets. The Fund may, however, temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time.

Principal Risk:  To the extent the Fund exceeds the 20% limitation as noted above, the Fund’s ability to achieve its investment objective may be diminished.

FUND MANAGEMENT

Under the laws of the State of Wisconsin, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Northern dated July 15, 2003 (the “Investment Advisory Agreement”), pursuant to which Northern manages the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Northern provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Northern.

Adviser.  The Fund is managed by Northern, which manages the Fund’s portfolio assets and administers the Company’s business affairs.  The predecessor to Northern, Northern Capital Management, Inc., was organized in September 1979, and became Northern Capital Management, LLC in June 2000.  Northern is located at 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.  Northern provides investment management services for mutual funds and other investment portfolios representing assets, as of June 30, 2003, of approximately $1.4 billion.  Since its inception, Northern’s principal business has been providing investment advice for pension and profit-sharing plans, institutional investors, and private accounts.  Under the Investment Advisory Agreement, the Fund compensates Northern for its management services at the annual rate of 0.80% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement dated July 15, 2003 between Northern and the Fund, Northern agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.80% of the Fund’s average daily net assets.  This expense cap will continue in effect until June 30, 2007, with successive renewal terms of one year unless terminated by Northern or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors at the time any such amounts are waived and/or reimbursed.

Portfolio Managers.  The day-to-day management responsibilities for the Fund’s portfolio are primarily handled by Northern’s portfolio management team.  The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer.  The Fund’s overall investment strategy and portfolio allocation and risk parameters are determined by Northern’s Investment Committee, which consists of Stephen L. Hawk, Mr. Murphy and Mr. Hellmer.  Mr. Hawk, Chairman of Northern, has been with the firm since March 1983; Mr. Murphy, the President, Chief Investment Officer, Portfolio Manager and a Director of Northern, joined the firm in March 1995 and was a Senior Investment Analyst at Brinson Partners, Inc. from December 1989 to March 1995; and Mr. Hellmer, Senior Vice President and Director of Research of Northern, joined the firm in April 1996 and was an Investment Officer of Fleet Investment Advisors from July 1989 to April 1996.  The portfolio management team reviews and approves the analyst’s recommendations and makes the final buy and sell decisions.  The Fund’s portfolio is reviewed on a weekly basis by the Investment Committee.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, serves as the transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.

Distributor.  Quasar Distributors, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Fund’s shares (the “Distributor”).  The Distributor is an affiliate of U.S. Bank and the Transfer Agent.

PRIOR PERFORMANCE OF NORTHERN

Private Accounts.  The following table shows the historical composite performance data for all of Northern’s private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Northern Equity Portfolio (the “Composite”).

The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws.  The data is provided to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the Russell 1000 Growth Index and the S&P 500 Index and does not represent the performance of the Fund.

Northern’s performance information has been prepared and presented in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®).  AIMR has not been involved in the preparation or review of this information.  All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis.  The monthly returns are linked to derive an annual total return.  AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite’s returns have been reduced by 0.80% to replicate the Fund’s estimated total operating expenses, net of waivers and reimbursements.  Actual expenses incurred by private accounts included in the Composite are not reflected in the performance information shown.  You should not consider this performance data as an indication of the future performance of the Fund or Northern.

Northern Equity Composite Performance History:  Calendar Year Returns 1/1/91-6/30/03

Periods Ended	Northern Equity Composite Rate of Return	Russell 1000 Growth Index(1)	S&P 500 Index(2)
1991	70.3%	41.3%	30.5%
1992	1.5%	5.0%	7.6%
1993	12.8%	2.9%	10.1%
1994	-3.6%	2.6%	1.3%
1995	43.3%	37.2%	37.5%
1996	22.1%	23.1%	23.0%
1997	30.0%	30.5%	33.3%
1998	23.5%	38.7%	28.6%
1999	23.7%	33.2%	21.0%
2000	-8.6%	-22.4%	-9.1%
2001	-0.6%	-20.4%	-11.9%
2002	-33.1%	-27.9%	-22.2%
Jan. 1 to June 30, 2003	15.0%	13.1%	11.8%

Northern Equity Composite Performance History: Cumulative Annualized Returns 1/1/91-06/30/03
Periods Ended	Northern Equity Composite Rate of Return	Russell 1000 Growth Index(1)	S&P 500 Index(2)
1 Year	5.9%	2.9%	0.3%
3 Years	-11.2%	-21.5%	-11.2%
5 Years	-0.8%	-5.0%	-1.6%
7 Years	6.8%	4.2%	7.1%
10 Years	10.2%	8.3%	10.0%
From Inception (3)	13.8%	9.8%	11.3%

Average Annualized Return in Percent:  1/1/91-06/30/03

Northern Equity Composite Performance

13.8%

Russell 1000 Growth Index

9.8%

S&P 500 Index

11.3%

____________

(1)

The Russell 1000 Growth Index is an unmanaged index generally representative of large capitalization U.S. growth companies.  The index does not reflect management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities.

(2)

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)

The Composite commenced operations on January 1, 1991.

Frontegra Growth Fund.  From March 1998 to the inception of the NorCap Growth Fund, Northern acted as the investment sub-advisor for the Frontegra Growth Fund (FGROX), an open-end management investment company.  The Frontegra Growth Fund has an investment objective and policies that are substantially identical in all material respects to the Fund.  In addition, the Frontegra Growth Fund invests in a manner similar to Northern’s private accounts and equivalent in all material respects to how the Fund will be managed.

Below you will find information about the prior performance of the Frontegra Growth Fund.  Returns (before and after taxes) are based on past results and are not an indication of future performance.  The information provided below is intended to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the Russell 1000 Growth Index and the S&P 500 Index.

The performance of the Frontegra Growth Fund does not represent past performance of the Fund and is not an indication of the future performance of the Fund.  You should not assume that the Fund will have the same performance as the Frontegra Growth Fund.  The performance of the Fund may be better or worse than the performance of the Frontegra Growth Fund due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows.

Calendar Year Total Returns

Frontegra Growth Fund (FGROX) : Calendar Year Returns through December 31, 2002

Periods Ended	Frontegra Growth Fund Rate of Return	Russell 1000 Growth Index (1)	S&P 500 Index(2)
1999	24.99%	33.2%	21.0%
2000	-9.51%	-22.4%	-9.1%
2001	-0.51%	-20.4%	-11.9%
2002	-33.0%	-27.9%	-22.2%
Year-to-Date Total Return through 06/30/03
01/01/03 - 06/30/03	14.3%	13.1%	11.8%

Best and Worst Quarterly Performance

(During the periods shown above)

Best quarter return	Worst quarter return
26.97% (4th quarter, 1998)	-19.22% (2nd quarter, 2002)

The Frontegra Growth Fund’s after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Frontegra Growth Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Frontegra Growth Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Frontegra Growth Fund shares were sold at the end of the specified period.  The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%.  The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures for the same period because a capital loss is realized upon the sale of Fund shares, providing an assumed tax benefit that increases the return.  The actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you held Frontegra Growth Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns

(For the calendar year ended December 31, 2002)

Fund/Index

One Year

Since Inception (3/18/98)

Frontegra Growth Fund

Return Before Taxes

-33.0%

-4.0%

Return After Taxes on Distributions

-33.1%

-4.3%

Return After Taxes on Distributions and Sale of Fund Shares

-20.3%

-3.3%

Russell 1000 Growth Index(1)

-27.9%

-6.4%

S&P 500 Index(2)

-22.2%

-3.0%

____________

(1)

The Russell 1000 Growth Index is an unmanaged index generally representative of large capitalization U.S. growth companies.  The index does not reflect management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities.

(2)

The S&P 500 Index is an unmanaged index that contains securities typically representative of the U.S. stock market.  The index does not reflect investment management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value.  The Fund’s net asset value is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  Your purchase price will be the Fund’s net asset value next determined after the Transfer Agent receives your request in proper form.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

The Fund’s minimum initial investment is $1,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $200.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

IMPORTANT INFORMATION ABOUT IDENTIFICATION PROCEDURES FOR OPENING A NEW ACCOUNT.  The Company, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program designed to help the Federal government fight the funding of terrorism and money laundering activities as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act).  In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and authorized individuals:

•

full name

•

date of birth

•

social security number

•

permanent street address (P.O. Box is not acceptable).

The Fund may also ask to see your driver’s license or other identifying documents.  Corporate accounts will require additional documentation.  If you require assistance when completing your application, please contact the Transfer Agent at 1-866-5NORCAP.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $1,000.  You may purchase shares of the Fund by completing an application and mailing it, along with a check payable to “NorCap Funds, Inc.,” to the Transfer Agent or Distributor, whose addresses appear on the inside back cover page of this Prospectus.  The Fund will not accept cash, travelers checks, credit card checks, third-party checks, U.S. Treasury checks, money orders or cashier’s checks.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to decline an application in whole or in part.

In addition, you may purchase shares of the Fund by wire.  To establish a new account by wire transfer, please call the Transfer Agent at 1-866-5NORCAP.  The Transfer Agent will assign an account number to you at that time.  Funds should then be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.

Milwaukee, WI 53202

ABA Number 042000013

Credit to:

U.S. Bancorp Fund Services, LLC

Account 112-952-137

Further credit to NorCap Funds, Inc.

NorCap Growth Fund

Shareholder Account Number

Shareholder name/registration

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $200.  You may make additions to your account in amounts of $200 or more by mail or by wire.  When making an additional purchase by mail, fill out the additional investment form provided on the lower portion of your account statement and send it, along with a check payable to “NorCap Funds, Inc.,” to the Transfer Agent or Distributor.  To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the net asset value next determined after the Transfer Agent receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request in good order.  However, the Fund may hold payment of that portion of an investment, which was made by check which has not been collected for up to 12 days.  If you request the redemption proceeds be sent to you via overnight delivery service, the cost of the overnight delivery service will be deducted from your account.

Written Redemption.  To redeem your Fund shares, please furnish a written, unconditional request to the Transfer Agent or Distributor.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account application, in which case a $15 fee will be deducted from your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees.  Signature guarantees are required for:  (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change.  A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution.  A notary public is not an acceptable guarantor.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $1,000.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

VALUATION OF FUND SHARES

The price of Fund shares is the Fund’s net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine net asset value on days the NYSE is closed.  The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  In addition, if any of these holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holidays fall on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate.  The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

TAX-SHELTERED RETIREMENT PLANS

Through its custodian, U.S. Bank, N.A., the Company offers various qualified retirement plans for adoption by individuals and employers.  Participants in these plans can accumulate shares of the Fund on a tax-deferred basis.  If you designate your investment in the Fund as an Individual Retirement Account (IRA), an annual IRA maintenance fee of $15 per account (up to a maximum of $30) will deducted from your account.  Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral.  Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral.  The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.  Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such capital gains and dividends may also be subject to state or local taxes.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Fund will usually distribute dividends and capital gains at least annually.  When a dividend or capital gain is distributed, the Fund’s net asset value decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains.  All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash.  The election to receive dividends or reinvest them may be changed by writing to:  NorCap Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.  Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 30%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•

Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•

Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include companies related to NorCap Funds, Inc. through common control or ownership.  Affiliates include Northern, the Fund’s investment adviser.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact NorCap Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202; telephone number: 1-866-5NORCAP.

DIRECTORS

Daniel T. Murphy

Paul A. Perry

John R. Walsh

Robert T. Peters

Kirsten E. Spira

OFFICERS

Daniel T. Murphy, Chairman and President

Paul A. Perry, Vice President

Brian A. Hellmer, Secretary

Sarah M. Lucas, Treasurer

INVESTMENT ADVISER

Northern Capital Management, LLC

8010 Excelsior Drive, Suite 300

Madison, Wisconsin  53717

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio  45202

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin  53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin  53202

For regular mail deliveries, use:

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin  53201-0701

AUDITORS

Ernst & Young, LLP

111 East Kilbourn Avenue

Suite 1300

Milwaukee, Wisconsin  53202

LEGAL COUNSEL

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information (“SAI”) which has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is also available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  You may receive the Fund’s SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed below or by calling, toll-free, 1-866-5NORCAP.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-21345.

Filed pursuant to Rule 497(c)

Registration Nos. 333-105287

                               811-21345

STATEMENT OF ADDITIONAL INFORMATION

NORCAP FUNDS, INC.

NorCap Growth Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-866-5NORCAP

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the NorCap Funds, Inc. (the “Company”) dated July 15, 2003.  The NorCap Growth Fund (the “Fund”) is a series of the Company.  A copy of the Prospectus is available without charge upon request to the above address or toll-free telephone number.

This Statement of Additional Information is dated July 15, 2003.

TABLE OF CONTENTS

Fund Organization…………………………………………………………………………..	2
Fund Policies: Fundamental and Non-Fundamental……………………………………….	2
Implementation of Investment Objective…………………………………………………….	4
Directors and Officers…………………………………………………………………………	11
Code of Ethics…………………………………………………………………………………	14
Proxy Voting Policies………………………………………………………………………….	15
Principal Shareholders………………………………………………………………………	15
Investment Adviser…………………………………………………………………………..	15
Fund Transactions and Brokerage……………………………………………………………	16
Distributor…………………………………………………………………………………….	17
Custodian………………………………………………………………………………………	17
Transfer Agent and Dividend Disbursing Agent……………………………………………	18
Administrator and Fund Accountant………………………………………………………	18
Shareholder Meetings…………………………………………………………………………	18
Purchase and Pricing of Shares………………………………………………………………	18
Anti-Money Laundering Program……………………………………………………………	19
Taxation of the Fund…………………………………………………………………………..	19
Performance Information……………………………………………………………………..	20
Independent Auditors…………………………………………………………………………	22
Financial Statements…………………………………………………………………………..	22

You should rely only on the information contained in this SAI and the Prospectus dated July 15, 2003.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Wisconsin corporation on May 12, 2003.

The Company is authorized to issue an indefinite number of $.01 par value shares of common stock in series and classes.  The Company currently offers one series of shares:  the NorCap Growth Fund.  All of the shares of common stock of the Fund are currently designated as investor class shares.

Each share of common stock of the Fund is entitled to one vote on all questions.  In addition, shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  Each share of common stock of the Fund is entitled to participate in dividends and capital gains distributions as determined by the Board of Directors.  Each share is entitled to the residual assets of the Fund in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is long-term capital appreciation.  The Fund is diversified.

The following is a complete list of the Fund’s fundamental investment limitations which, along with the Fund’s investment objective, cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks, and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, the Fund’s total assets invested in the respective industry would violate the Fund’s industry diversification restriction.  Investments in a specific industry are limited to the greater of 25% of the Fund’s total assets or 1.25x the industry’s percentage weight in the Russell 1000 Growth Index.  For example, investments in the Consumer Staples industry, which is 14% of the Russell 1000 Growth Index, would be limited to 25% of the Fund’s total assets.  However, investments in Healthcare, which is 26% of the Russell Growth Index, would be limited to 32.5% of the Fund’s total assets (26% * 1.25 = 32.5%).

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board of Directors of the Company (the “Board of Directors”) without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund’s net assets.

7.

Borrow money, except (i) from banks, or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  The Fund does not currently intend to invest more than 5% of its net assets in illiquid securities.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Directors has delegated to the Fund’s adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Directors has directed the adviser to look to such factors as (i) the frequency of trades and the availability of quotes for the security, (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the marketplace for the trading of the security, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer and (v) the likelihood that the marketability of the security will be maintained throughout the anticipated period of time that the security will be held by the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

As described in the Prospectus under the headings “Principal Investment Strategy” and “Implementation of Principal Investment Strategy,” the Fund intends to be fully invested at all times and accordingly will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 20% of the net assets of the Fund.  The Fund may, however, temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time.  Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  The Fund’s adviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  The adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  The Fund’s adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the Fund’s adviser, of comparable quality.

Short Sales Against the Box

When the Fund’s adviser believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.  The Fund will limit its transactions in short sales against the box to 5% of its net assets.

Hedging Strategies

General Description of Hedging Strategies.  The Fund may engage in hedging activities, including investments in options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.  Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions (i.e., for speculative purposes) if aggregate initial margins and premiums paid, less the amount by which any such option positions are in the money (within the meaning of the CEA), do not exceed 5% of the net asset value of the Fund.  In addition, the Fund will not enter into futures contracts and options transactions if more than 50% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit.  Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund’s adviser to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Tax Treatment of Options.  Certain option transactions have special tax results for the Fund.  Expiration of a call option written by the Fund will result in short-term capital gain.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A “nonequity option” includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes.  For example, options involving stock indexes such as the Standard & Poor’s 500 and 100 indexes would be “nonequity options” within the meaning of Code Section 1256.  In the case of transactions involving “nonequity options,” the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.  In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures.  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the Fund’s adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Fund’s adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the Fund’s adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

DIRECTORS AND OFFICERS

Under the laws of the State of Wisconsin, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  Daniel T. Murphy and Paul A. Perry (indicated with an asterisk*) are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, because they serve as directors and officers of Northern Capital Management, LLC, the Fund’s investment adviser (the “Adviser” or “Northern”).

Independent Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
John R. Walsh 4781 Hayes Road P.O. Box 1587 Madison, Wisconsin 53701 Age: 46	Director since June 2003	Indefinite	Mr. Walsh is Vice President, Brokerage and Commercial Development of Munz Corporation, a commercial real estate brokerage, development and management company. He has held this position since 1994.	1	None
Robert T. Peters 5845 Park Hill Circle Madison, Wisconsin 53711 Age: 42	Director since June 2003	Indefinite	Since 2002, Mr. Peters has been the owner and President of Present Partners Health Services, LLC, a job placement firm for skilled nurses and Allied Health professionals. From 1997 to 2001, Mr. Peters was Regional Vice President of BISYS, which provides business process outsourcing solutions to the financial services industry, and a consultant at Kelly Financial Investment from 2001 to 2002	1	None
Kirsten E. Spira 3211 Topping Road Madison, Wisconsin 53704 Age: 34	Director since June 2003	Indefinite	Since August 1998, Ms. Spira has been an attorney at Boardman Law Firm practicing in the areas of banking and securties.	1	None
Interested Directors and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Daniel T. Murphy* 8010 Excelsior Drive, Suite 300 Madison, Wisconsin 53717 Age: 39	Director, Chairman, and President since June 2003	Indefinite	Mr. Murphy received his MBA in 1988 and his BBA in 1986 from the University of Wisconsin-Madison. Mr. Murphy is the President, Chief Investment Officer, Portfolio Manager and a Director of Northern. He has served Northern in various capacities since March 1995. Prior to that, he was a Senior Investment Analyst at Brinson Partners, Inc., a private equity and venture capital firm, starting in December 1989. Mr. Murphy is a Chartered Financial Analyst.	1	None
Paul A. Perry* 8010 Excelsior Drive, Suite 300 Madison, Wisconsin 53717 Age: 46	Director and Vice President since June 2003	Indefinite	Mr. Perry received his MA and JD from the University of Nebraska in 1983 and his BBA from the University of Wisconsin-Eau Claire in 1979. Mr. Perry is Director of Account Management and a Director of Northern. He has served Northern in various capacities since April 1994. Prior to that, he was Vice President of Trust for Associated Bank and prior to that, he was an Economist at First Interstate Bank of Arizona.	1	None
Brian A. Hellmer 8010 Excelsior Drive Suite 300 Madison, Wisconsin 53717 Age: 38	Secretary since June 2003	Indefinite

Mr. Hellmer received his MS in 1989 and his BBA in 1987 from the University of Wisconsin-Madison.  Mr. Hellmer is the Director of Research and a Portfolio Manager at Northern.  He has served Northern in various capacities since April 1996.  Prior to that, he was a Senior Investment Advisor at Fleet Investment Advisors as well as a member of their Investment Policy Committee. Mr. Hellmer is a Chartered Financial Analyst

Sarah M. Lucas 8010 Excelsior Drive Suite 300 Madison, Wisconsin 53717 Age: 28	Treasurer since June 2003	Indefinite

Ms. Lucas received her BBA in Accounting from the College of William and Mary in 1996.  Ms. Lucas is the Compliance and Financial Officer of Northern and has served in that role since November 2002.  Prior to joining Northern, she was a Portfolio Analyst at PPM America, Inc., an asset management firm.  Prior to PPM, she was a Senior Analyst at First Security Investor Reporting, which provides mortgage analysis and systems services for financial institutions, investment banks, investors, rating agencies and government organizations.  Prior to that, Ms. Lucas was a Senior Consultant with KPMG LLP.

The Board of Directors has one standing committee—an Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and for selecting the Company’s independent auditor.  The Audit Committee will meet as necessary, but no less frequently than at least once annually.  All of the Company’s independent directors—Mr. Walsh, Mr. Peters and Ms. Spira—comprise the Audit Committee.

The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2002, stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)
Name of Director	NorCap Growth Fund
Daniel T. Murphy(2)	None
Paul A. Perry(2)	None
John R. Walsh	None
Robert T. Peters	None
Kirsten E. Spira	None

_____________________________________

(1)

The Fund did not commence operations until July 1, 2003.  Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2)

This director is deemed an “interested person” as defined in the 1940 Act.

Directors and officers of the Company who are also officers, directors or employees of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Messrs. Murphy, Perry, Hellmer and Ms. Lucas do not receive any remuneration from the Fund for their services as directors and/or officers.  The following table provides information relating to estimated compensation to be paid to Mr. Walsh, Mr. Peters, and Ms. Spira for their services as directors of the Company for the period from June 18, 2003 (the date of the first Board of Directors’ meeting) to June 30, 2004.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
John R. Walsh	$2,000	$0	$0	$2,000
Robert T. Peters	$2,000	$0	$0	$2,000
Kirsten E. Spira	$2,000	$0	$0	$2,000

_______________________________________

(1)

Each director who is not deemed an “interested person” of the Fund, as defined in the 1940 Act, receives $500 for each Board of Directors meeting attended by such person and reimbursement of reasonable expenses incurred in connection therewith.  Director compensation may be paid in cash and/or Fund shares at the election of the Director.  The Board of Directors expects to hold four meetings during the period indicated above.

(2)

With the exception of Mr. Murphy, the officers and directors of the Fund, as a group, owned less than 1% of the Fund’s outstanding shares as of July 1, 2003.  Mr. Murphy owned 100% of such shares at such date.

CODE OF ETHICS

The Fund and the Adviser have adopted a Code of Ethics effective as of June 18, 2003 (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all access persons of the Fund and Adviser and includes a statement on insider trading.  The term “access persons” includes a director, officer or advisory person of the Fund or Adviser.  An advisory person includes any employee of the Fund or of the Adviser, and any natural person in a control relationship with the Fund or Adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of a security.  The Code of Ethics is based upon the principle that access persons of the Fund and Adviser have a fiduciary duty to place the interests of the Fund’s shareholders above their own.

The Code of Ethics permits access persons to invest in securities, subject to certain restrictions.  The Code of Ethics prohibits access persons from purchasing or selling any security that is being actively considered for purchase or sale by the Adviser or is being purchased or sold by any client portfolio of the Adviser.  All access persons (other than disinterested directors) must preclear all transactions, and all access persons (other than disinterested directors, subject to certain exceptions) must submit initial and annual securities holdings reports and quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by access persons (other than disinterested directors), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), has adopted a Code of Ethics effective as of April 14, 2001 which prohibits access persons from purchasing or selling any security which he or she knows or should have known that the Fund has a pending buy or sell order until that order is executed or withdrawn.  The Distributor’s Code of Ethics also prohibits access persons from purchasing securities in an initial public offering, or in a private placement without prior approval from the president of the Distributor.  Access persons include any director or officer of the Distributor who in the ordinary course of business makes, participates in or obtains information regarding the purchase or sale of securities for the Fund or whose duties as part of the ordinary course of business relate to the making of recommendations to the Fund regarding the purchase or sale of securities.

PROXY VOTING POLICIES

The Board of Directors of the Fund has adopted proxy voting procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board.  The Board of Directors also authorized the Adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.

The Adviser’s policies generally provide that the Adviser’s Investment Committee will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  The Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between the Adviser and client interests will be handled by the Investment Committee in one of the following ways:

1.

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the Adviser’s part;

2.

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

3.

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

4.

Suggest that the client engage another party to determine how the proxy should be voted; or

5.

Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

In the event of a conflict between the interests of the Adviser and the Fund with regard to a proxy vote, the disinterested directors on the Fund’s Board of Directors will be responsible for resolving the conflict.

Information regarding how the Fund votes proxies relating to portfolio securities will be made available without charge, upon request, by calling 1-866-5NORCAP, and by accessing the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of July 1, 2003, except as provided below, no person was known by the Company to own of record or beneficially 5% or more of the outstanding shares of the Fund, and no person owned a controlling interest (i.e., more than 25%) in the Company:

Name and Address	Number of Shares	Percent of Fund
Daniel T. Murphy	10,000	100%
8010 Excelsior Drive Suite 300 Madison, WI 53717

Shareholders with a controlling interest in the Company could affect the outcome of proxy voting or the direction of management of the Company.

INVESTMENT ADVISER

Northern Capital Management, LLC is the investment adviser to the Fund.  Mr. Daniel T. Murphy, the President, Chief Investment Officer, Portfolio Manager and a Director of the Adviser, is also Chairman and President of the Company.  Mr. Paul A. Perry, the Director of Account Management and a Director of the Adviser, is also a Vice President and Director of the Company.  Mr. Brian A. Hellmer, the Director of Research and a Portfolio Manager of the Adviser, is also the Secretary of the Company.  Ms. Sarah M. Lucas, the Compliance and Financial Officer of the Adviser, is also Treasurer of the Company.  A brief description of the Fund’s investment advisory agreement is set forth in the Prospectus under “Fund Management.”

MDF Partners, LLC owns 75% of the interests of Northern and NorCap Associates LLC, an employee-owned investment vehicle, owns 17.5% of the interests of Northern.  MDF is a Wisconsin limited liability company primarily owned by members of Northern’s senior management team.  Third-party investors own the remaining 7.5% of the interests of Northern.

The advisory agreement between the Adviser and the Fund is dated July 15, 2003 (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board of Directors of the Company or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was approved by the vote of the Company’s disinterested directors on June 18, 2003, and by the initial shareholder of the Fund on June 19, 2003.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of the Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

When the Board of Directors approved the Advisory Agreement on June 18, 2003, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of the Fund’s expected fees and expenses in relation to various industry averages; (iii) the intention to have a three-year expense cap arrangement between the Fund and the Adviser; and (iv) the directors’ legal duties in considering the approval of the agreement.  The Board compared the Fund’s expected expense ratios to the industry data provided by an independent service and reviewed the Adviser’s Form ADV.  On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund’s future shareholders.

Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund.  Pursuant to an expense cap agreement dated July 15, 2003 between the Adviser and the Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.80% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until June 30, 2007, with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

FUND TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Adviser seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts managed by the Adviser.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund.  The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), a Delaware limited liability company, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, is the principal distributor for the shares of the Fund pursuant to a Distribution Agreement dated July 15, 2003 (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc., and is affiliated with the Fund’s transfer agent and custodian.  Shares of the Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor shall also make the Fund’s shares available for sale and redemption through the National Securities Clearing Corporation’s SERV System.  Compensation for these services shall be paid to the Distributor by the Adviser, not the Fund.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A. and the Distributor, acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $15.00, subject to minimum annual fees of $24,000.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the administrative services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on the Fund’s average net assets at the annual rate of 0.08 of 1% on the first $300 million, 0.07 of 1% on the next $500 million and 0.04 of 1% on the average net assets in excess of $500 million, subject to an annual minimum of $40,000, plus out-of-pocket expenses.  For the accounting services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly, at the annual rate of $30,000 for the first $100 million of the Fund’s average net assets, 0.0125 of 1% on the next $200 million and 0.0075 of 1% on the average net assets in excess of $200 million.

SHAREHOLDER MEETINGS

The 1940 Act permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company does not normally hold shareholders' meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

PURCHASE AND PRICING OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.  Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate.  The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.

Detailed information on the purchase and redemption of shares is included in the Prospectus.  Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of a Fund, you must invest the initial minimum investment, which ordinarily must be at least $1,000.  However, the Company reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Transfer Agent or Distributor.  The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those who are unable to provide adequate identification pursuant to the USA PATRIOT Act.

You may request redemption of part or all of your Fund shares at any time by submitting such request to the Transfer Agent or Distributor.  The price you receive will be the net asset value next determined after the Transfer Agent receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected for up to 12 days.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  It also includes a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

TAXATION OF THE FUND

The Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  As a result of being a regulated investment company, net capital gain that the Fund distributes to shareholders will retain their original capital gain character in the shareholders’ individual tax returns.  In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund will distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year).  Such distributions will be combined with distributions of capital gains and shareholders will be advised of the nature of the payments.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state or local tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

PERFORMANCE INFORMATION

The Fund’s historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return.  The Fund’s performance figures are based upon historical results and are not necessarily representative of future performance.  Factors affecting the Fund’s performance include general market conditions, operating expenses and investment management.  Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time, assuming the reinvestment of all dividends and distributions.  Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period.  Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

P

=

a hypothetical initial payment of $1,000.

T

=

average annual total return.

n

=

number of years.

ERV

=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) (“initial investment”) in the Fund’s shares on the first day of the period and computing the “ending value” of that investment at the end of the period.  The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage.  The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period.  Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund.  The Fund’s total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time.  The Fund’s total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period.  To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect.  Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund.  State and local taxes are ignored.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.

The average annual total return (after taxes on distributions) for the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

P

=

a hypothetical initial payment of $1,000.

T

=

average annual total return (after taxes on distributions).

n

=

number of years.

ATVD

=

ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

P

=

a hypothetical initial payment of $1,000.

T

=

average annual total return (after taxes on distributions and sale of Fund shares).

n

=

number of years.

ATVDR

=

ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and sale of Fund shares.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.  Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Returns are not provided for the Fund because the Fund has been in operation for less than a full fiscal year.

Volatility

Occasionally statistics may be used to specify the Fund’s volatility or risk.  Measures of volatility or risk are generally used to compare the Fund’s net asset value or performance relative to a market index.  One measure of volatility is beta.  Beta is the volatility of a fund relative to the total market as represented by the S&P 500.  A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market.  Another measure of volatility or risk is standard deviation.  Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time.  The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

From time to time, in marketing and other Fund literature, the Fund’s performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations.  Among these organizations, Lipper Analytical Services, Inc. (“Lipper”), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited.  Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested.  Such calculations do not include the effect of any sales charges imposed by other funds.  The Fund will be compared to Lipper’s appropriate fund category, that is, by fund objective and portfolio holdings.

The Fund’s performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return.  Morningstar’s rankings range from five stars (highest) to one star (lowest) and represent Morningstar’s assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods.  Rankings are not absolute or necessarily predictive of future performance.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund.  Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger’s, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron’s and a variety of investment newsletters.

The Fund may compare its performance to a wide variety of indices and measures of inflation including the S&P 500, the NASDAQ Over-the-Counter Composite Index, the Russell 2000 Index and the Russell 1000 Growth Index.  There are differences and similarities between the investments that the Fund may purchase for their respective portfolios and the investments measured by these indices.

Investors may want to compare the Fund’s performance to that of certificates of deposit offered by banks and other depositary institutions.  Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured.  Withdrawal of the deposits prior to maturity normally will be subject to a penalty.  Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.  Investors may also want to compare performance of the Fund to that of money market funds.  Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

INDEPENDENT AUDITORS

Ernst & Young LLP, 111 East Kilbourn Avenue, Suite 1300, Milwaukee, Wisconsin 53202, have been selected as the independent auditors for the Fund.  Ernst & Young LLP will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The following financial statements of the Fund are contained herein:

(a)

Report of Independent Accountants.

(b)

Statement of Assets and Liabilities.

(c)

Statement of Operations.

(d)

Notes to Financial Statements.

Report of Independent Accountants

To the Shareholders and Board of Directors of

the NorCap Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of NorCap Funds, Inc., comprised of the NorCap Growth Fund, (the “Fund”) as of July 9, 2003, and the related statement of operations for the period from July 1, 2003 to July 9, 2003.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of NorCap Funds, Inc. at July 9, 2003, and the results of its operations for the period from July 1, 2003 to July 9, 2003, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Milwaukee, Wisconsin

July 9, 2003

NorCap Funds, Inc.

Statement of Assets and Liabilities

For the period July 1, 2003 through July 9, 2003

______________________________________________________________________________________________________________________________________________

NorCap Growth Fund
ASSETS
Cash	$ 100,000
Receivable from Adviser	34,350
Total Assets	134,350

LIABILITIES
Payable to Adviser	34,350
Total Liabilities	34,350

NET ASSETS	$ 100,000
=========
Capital Shares Outstanding, $0.01 par value
unlimited shares authorized	10,000
Net Asset Value, offering Price and
redemption price per share	$ 10.00
=========

NorCap Funds, Inc.

Statement of Operations

For the period July 1, 2003 through July 9, 2003

________________________________________________________________________________________________________________________________________________

NorCap Growth Fund
EXPENSES
Organizational Expenses	$ 34,350
Less: Expenses Reimbursed by Adviser	(34,350)

Net Income	$ -
==========

The accompanying notes are an integral part of these financial statements.

NorCap Funds, Inc.

Notes to Financial Statements

As of July 9, 2003

___________________________________________________________________________________________________________________________________________

1.

Organization

The NorCap Funds, Inc. (the “Company”) was organized as a Wisconsin Corporation on May 12, 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The series presently authorized is the NorCap Growth Fund (the “Fund”).  Pursuant to the 1940 Act, the Fund is a “diversified” series of the Company.  The Fund has had no operations other than those related to organizational matters, including the sale of 10,000 shares of the Fund for cash in the amount of $10 per share to the initial investor (Daniel Murphy, Chairman, President and a Director of Northern Capital Management, LLC. – see Note 3) through July 9, 2003.

2.

Significant Accounting Policies

Organization Expense

Expenses incurred by the Company in connection with the organization and initial public offering are expensed as incurred.  Northern Capital Management, LLC (the Adviser) advanced these expenses, and the Adviser has agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 3).

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.

Investment Adviser

The Company has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Company, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.80% of the average daily net assets for the NorCap Growth Fund.

The Adviser has agreed to waive through June 30, 2007 its management fee and/or reimburse the Fund’s other expenses, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 0.80 % of the average daily net assets of the NorCap Growth Fund.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.